Exhibit 99.1

EEI 47th Annual Financial Conference

November 2012

Zeeland 2007

Foote Hydro 1918

Lake Winds 2012

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended December 31 and as updated in subsequent 10-Qs. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.

The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.

CMS Energy provides financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis. Management views adjusted earnings as a key measure of the company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. Certain of these items have the potential to impact, favorably or unfavorably, the company’s reported earnings in 2012. The company is not able to estimate the impact of these matters and is not providing reported earnings guidance.

CMS Energy MODEL . . . .

RESULTS –

Consistent

Strong Performance

Risk Profile

Credit Outlook Positive

Investment

Self-Imposed Limits

Base Rates

Enablers

Michigan Energy Law

Constructive Regulation

Rate Cases

Lean O&M Expense

Sales Recovery

Growth Self Funded (NOLs)

....working well.

3

Model Delivers . . . .

Attractive dividend yield

– 62% payout ratio

EPS growth rate

– over Driven next by five $7 billion years investment in regulated Utility

Total shareowner return

Future Return 4%

5	—7

9%-11%

Near Term Catalysts

1) Regulatory climate

2) Electric rate case

3) Sales recovery

4) New gas plant

5) Credit rating outlook positive

6) Growth self funded (NOLs)

. . . . good total return opportunity.

4

CATALYST #1— Constructive Regulation . . . .

2008 Law Regulation

Growth

Renewable energy plan

Energy optimization

Speed

File and implement ratemaking

Forward test year

Risk Mitigation

Retail open access cap

Decoupling

John Quackenbush, Chairman Appointed: 9/15/11 Term Ends: 7/2/17 Republican

Orjiakor Isiogu, Commissioner Appointed: 9/9/07 Term Ends: 7/2/13 Democrat

Greg White, Commissioner Appointed: 12/4/09 Term Ends: 7/2/15 Independent

. . . . provides improvements for customers and investors.

5

CATALYST #2— Electric Rate Case . . . .

Drivers

Request

Mix of Request: Capital Investment: ROE 10.5%: Tree trimming and other: Total:

2014 Capex Adjustment Mechanism (mils):

Amount

(mils)

$148

85% 7 8 100%

$83

2012 Rate case mechanisms

Revenue adjustment mechanism

– Capital investment

– Pension and retiree healthcare

– Uncollectible accounts

Capital Investment Mix of Total

94%a 85% 70% 62%

_ 2010 2011 2012 2013E

a Excludes depreciation case

. . . . mechanisms may result in less frequent rate cases and lower regulatory risk.

6

2011 Electric Costs . . . .

O&M % Revenue

Overhead % Revenue

Peer Average 22% 18%

Peer Average 5%

2%

CMS

CMS

Source: SNL data service

. . . . among the best.

7

Future Cost Performance . . . .

Future O&M Cost

Examples of Cost Reductions

Flat

-6%

2012 2013-2017

Employee restructuring

Improved productivity

Consolidating field offices

“Classic 7” mothballing

Smart Energy

Uncollectible account improvements

Lower benefit costs

. . . . continues to provide sustainable rate and EPS growth.

8

CATALYST #3 — Sales Recovery . . . .

Electric Salesa Electric Salesa vs Prior Years

Up 4% +7%

GWh

Up 4%

40,000 2010 to 2012

6% decline

35,000 2007 to 2009

30,000

25,000 Up 9%

1983 & 1984

7% decline

20,000 1979 to 1982

0

1975 1979 1983 1987 1991 1995 1999 2003 2007 2012

Before EO +7%

2.4% 2.4%

+2.1% +2.3%

+1.7%

+1.3% +1.3%

-0.7% +4%

-2.0%

-3.0%

-6%

2006 2007 2008 2009 2010 2011 2012

a Weather adjusted

. . . . third year of continuing load growth.

Michigan Economy . . . .

Economic Indicators Improving

2013 State Business Tax

Unemployment

Peak

Today

Employment growth

Last 12 months

2000-2010 Census

population change

U.S.

10%

8%

2%

+10%

Michigan

14%

9%

1%

-1

Consumers

Service Territory

10.8% a

6.5% a

2.4%

+3%

a Central and West Michigan

2013 2012

Overall state rank 12 18

– Corporate tax rank 7 49

Replaced Michigan Business Tax with

a flat 6% Corporate Income Tax

Improves competitiveness of

Michigan’s business environment

Best corporate rank in the Midwest

Source: Tax Foundation 2013 Index

. . . . and U.S. recovering; Michigan is building for the  future.

CATALYST #4 — Capital Investment . . . .

2013 – 2017 Plan

Opportunity Level

$6.5—$7.3 Billion

Faster smart grid Pipe replacements Pole replacements New gas generation

$10 Billion

Customer rates <2%

>4%

. . . . at sustainable customer “base rate” increases.

Capacity . .. . .

Installed Capacity Excl Class 7 Classic 7

MW Peak Demand with 11% Reserve Margin Peak Demand with 18% Reserve Margin

MW 9,500 9,000 8,500 8,000 7,500 7,000 6,500 6,000 5,500 5,000

0

2012 2013 2014 2015 2016 2017

. . . . need looms.

Capital Investment . . . .

2013-2017 $6.5—$7.3 Billion

2018-2022 $8.0 Billion

Electric Base Gas Base Generation Environmental Smart Energy Electric Reliability Gas Infrastructure Renewables

5%

8% 31% 11%

4%

16%

14%

New Gas Plant –11%

Gas 7%

Infrastructure—29% 19%

18%

7%

3% 14% 3%

. . . . provides sustainable long-term EPS and cash flow growth.

CATALYST #5 — Liquidity & Credit Outlook . . . .

Availability Credit Ratings

CMS Energy

5-year revolver—2016

Consumers Energy

5-year revolver—2016

5-year revolver—2017

A/R Facility—2012

Cash

$1.6 Billion

$548 mils

32%

Market Cap a

498

150

250

128

Scale

S&P/ Moody’s S&P Moody’s Fitch

Fitch

Consumers

A- A3 Secured

BBB+

BB+ Ba1 CMS

Unsecured

Outlook: Positive Positive Stable

. . . . strong.

a As of 6/30/12, comparing 18% for peers

CATALYST #6 — EPS Growth . . . .

Net NOLs and Credits

$0.8 $0.8

$0.5 $0.5

$0.3

$0.2

$0.1

2011 2012 2013 2014 2015 2016 2017

$1.5 $1.3 $0.7 $0.5 $0 $0 $0

0 0 0 0 0 0 0

Gross NOLs (bils)

“Block” Equity

. . . . selfelf funded.

Operating Cash Flow Growth

Gross operating cash flowa up $0.1 billion per year

Investment choices

Amount (bils) $2.5

2.0

1.5

1.0

0.5 0 (0.5)

2011 2012 2013 2014 2015 2016 2017

$1.7

$1.8

$1.6

$1.9

$2.0

$2.2

Interest

Working capital and taxes

Business Investment

Cash flow before dividend

NOLs & Credits $0.8 $0.8 $0.5 $0.5 $0.3 $0.2 $0.1

a Non-GAAP

EPSa and Dividend Growth . . . .

EPS Dividend

8% CAGR

5% 7%

(Peer Average = 4% Growth)

$1.45 $1.36

$1.26

b

$1.21

$1.08 $0.96 $0.90

$0.81 $0.84 Int’I sale

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Future

14% 96¢

84¢

27%

32% 66¢

39% 50¢

80% 36¢ 20¢

0

2006 2007 2008 2009 2010 2011 2012

Payout 0% 25% 30% 40% 49% 58% 62%

a Adjusted EPS (non-GAAP) excluding MTM in 2004-2006 b $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock

. . . . provide for strong TSR.

Key Takeaways . . . .

Future – Annual Growth

9%—11%

Dividend Yield

EPS Growth

Catalysts

1) Regulatory climate

2) Michigan economy continues improvement

3) Electric rate case mechanisms may lower risk

4) Transparent Utility investment plan benefits customers and shareowners

5) Credit ratings outlook positive

6) EPS growth self funded

Predictability

On track for 10th consecutive year of consistent, attractive financial performance

. . . . attractive total shareholder return.

APPENDIX

Capital Expenditures

2013-2017 Plan

Electric

Distribution

Generation

New customers

Other

Base capital

Gas

Distribution

New customers

Other

Base capital

Total base capital

Investment choices:

Environmental

Reliability

Renewables

Smart Energy

Total choices

Total Utility

2012

(mils)

$201

110

35

94

$ 440

$ 126

$ 34

61

$ 221

$ 661

$ 256

262

188

57

$ 763

$ 1,424

2013

(mils)

$ 205

103

37

87

$ 432

$ 142

$ 18

54

$ 214

$ 646

$ 352

237

28

64

$ 681

$ 1,327

2014

(mils)

$ 193

141

44

86

$ 464

$ 123

$ 19

52

$ 194

$ 658

$ 348

288

112

59

$ 807

$ 1,465

2015

(mils)

$ 195

78

46

78

$ 397

$ 125

$ 21

39

$ 185

$ 582

$ 267

291

228

45

$ 831

$ 1,413

2016

(mils)

$ 205

135

48

75

$ 463

$ 122

$ 21

40

$ 183

$ 646

$ 120

282

7

53

$ 462

$ 1,108

2017

(mils)

$ 181

103

45

85

$ 414

$ 139

$ 22

44

$ 205

$ 619

$ 97

344

1

97

$ 539

$ 1,158

Total

(mils)

$ 979

560

220

411

$ 2,170

$ 651

101

229

$ 981

$ 3,151

$ 1,184

1,442

376

318

$ 3,320

$ 6,471

Balanced Generation – Capacity Fuel Mix

Present 2016

Renewables 6% Pumped

Storage 11%

Oil 7%

Nuclear 9%

Gas 32%

Coal 35%

Pumped Storage 11%

Oil 7%

Nuclear 8%

Renewables 10%

Coal 23%

Gas 41%

Third Quarter EPS (non-GAAP) Performance. . . .

Utility Enterprises + Parent

3¢	(2)¢
3¢	9¢ 53¢
(2)¢
(9)¢

54¢

Investment cost (4)¢ Taxes (2011 benefit) (2) Reliability & other (3) Total (9)¢

2011 Weather & Sales Cost & Other Rate Changes & State Tax & Other 2012 Decoupling

. . . . solid with favorable weather and reinvestment plan.

CMS Manages its Work . . . .

Adjusted EPS

Increased tree trimming

Generating plant maintenance

System hardening Total reinvestment

2¢
3

3+

8¢

+13¢

+9¢

Hot Summer

Customer Reinvestment

$1.52-$1.55

$1.52-

$1.55

Warm Winter

Recovery

Lower financing & benefit costs Lower overhead Efficiencies & other Total recovery

4¢
4
5

13 ¢

-13¢

March 31

July 23

Sept 30

. . . . to maximize results for customers and investors.

2012 Adjusted EPS (non-GAAP) . . . .

Year-to-date

Three Months To Go

1¢	6¢—9¢

$1.45

YTD

$1.30

2011

(13)¢

Gas weather

Economy

Total

Weather & Sales

(10)¢
(15)¢
2
(13)¢

Cost & Other

24¢

Rate Changes &

Decoupling

6¢

Absence of 2011

Weather

0¢-3¢

Rates, Sales & Other

$1.55

To

$1.52

YTD

$1.31

2012

. . . . on track.

2012 and 2013 Sensitivities . . . .

Annual Impact

Sales a

Electric (37,806 Gwh)

Gas (283 Bcf)

Gas prices (NYMEX)

Uncollectible accounts (mils)

ROE (authorized)

Electric (10.3%)

Gas (10.3%)

Sensitivity

+ 1%

+ 1

+ $ 1.00

+ $ 5

+ 20 bps

+ 20

EPS

+ $0.05

+ 0.01

*

–+ 0.01

+ 0.02

+ 0.01

OCF

(mils)

+ $20

+ 5

+ 60

*

+ 10

+ 4

. . . . on strong performance.

*	Less than 0.5 or $500,000 a Reflect 2012 sales forecast; weather adjusted

GAAP RECONCILIATION

CMS ENERGY CORPORATION

Earnings Per Share By Year GAAP Reconciliation

(Unaudited)

	2003	2004	2005	2006	2007	2008	2009	2010	2011
Reported earnings (loss) per share - GAAP	($0.30)	$0.64	($0.44)	($0.41)	($1.02)	$1.20	$0.91	$1.28	$1.58

After-tax items:
Electric and gas utility	0.21	(0.39)	—	—	(0.07)	0.05	0.33	0.03	0.00
Enterprises	0.74	0.62	0.04	(0.02)	1.25	(0.02)	0.09	(0.03)	(0.11)
Corporate interest and other	0.16	(0.03)	0.04	0.27	(0.32)	(0.02)	0.01	*	(0.01)
Discontinued operations (income) loss	(0.16)	0.02	(0.07)	(0.03)	0.40	(*)	(0.08)	0.08	(0.01)
Asset impairment charges, net	—	—	1.82	0.76	0.60	—	—	—	—
Cumulative accounting changes	0.16	0.01	—	—	—	—	—	—	—

Adjusted earnings per share, including MTM - non-GAA	$0.81	$0.87	$1.39	$0.57	$0.84	$1.21 (a)	$1.26	$1.36	$1.45
Mark-to-market impacts		0.03	(0.43)	0.51

Adjusted earnings per share, excluding MTM - non-GAA	NA	$0.90	$0.96	$1.08	NA	NA	NA	NA	NA

*	Less than $500 thousand or $0.01 per share.
(a)	$1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

2003-2011 EPS

CMS ENERGY CORPORATION

Earnings By Quarter and Year GAAP Reconciliation

(Unaudited)

(In millions, except per share amounts)	2011
	1Q	2Q	3Q	4Q	YTD Dec
Reported net income - GAAP	$135	$100	$139	$41	$415

After-tax items:
Electric and gas utility	—	—	—	—	—
Enterprises	*	(28)	*	1	(27)
Corporate interest and other	—	(4)	—	*	(4)
Discontinued operations income	(2)	*	*	*	(2)

Adjusted income - non-GAAP	$133	$68	$139	$42	$382

Average shares outstanding, basic	250.0	250.3	251.3	251.7	250.8
Average shares outstanding, diluted	261.7	261.9	263.9	265.5	263.4

Reported earnings per share - GAAP	$0.52	$0.38	$0.53	$0.15	$1.58

After-tax items:
Electric and gas utility	—	—	—	—	—
Enterprises	*	(0.11)	*	*	(0.11)
Corporate interest and other	—	(0.01)	—	*	(0.01)
Discontinued operations income	(0.01)	*	*	*	(0.01)

Adjusted earnings per share - non-GAAP	$0.51	$0.26	$0.53	$0.15	$1.45

(In millions, except per share amounts)	2012
	1Q	2Q	3Q
Reported net income - GAAP	$67	$100	$148

After-tax items:
Electric and gas utility	36	7	*
Enterprises	1	1	(3)
Corporate interest and other	—	—	—
Discontinued operations income	(7)	*	*

Adjusted income - non-GAAP	$97	$108	$145

Average shares outstanding, basic	255.6	261.2	262.9
Average shares outstanding, diluted	266.9	268.2	269.0

Reported earnings per share - GAAP	$0.25	$0.37	$0.55

After-tax items:
Electric and gas utility	0.14	0.03	*
Enterprises	0.01	*	(0.01)
Corporate interest and other	—	—	—
Discontinued operations income	(0.03)	*	*

Adjusted earnings per share - non-GAAP	$0.37	$0.40	$0.54

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

*	Less than $500 thousand or $0.01 per share.

2012 A-1

CMS Energy Corporation

Earnings Segment Results GAAP Reconciliation

(Unaudited)

	Three Months Ended		Nine Months Ended
September 30	2012	2011	2012	2011
Electric Utility
Reported	$0.61	$0.61	$1.10	$1.18
Electric Decoupling Court Order	—	—	0.14	—
Downsizing Program	*	—	0.02	—

Adjusted	$0.61	$0.61	$1.26	$1.18

Gas Utility
Reported	$(0.01)	$(0.02)	$0.23	$0.34
Downsizing Program	*	—	0.01	—

Adjusted	$(0.01)	$(0.02)	$0.24	$0.34

Enterprises
Reported	$0.02	$0.02	$0.03	$0.14
Downsizing Program	*	—	*	—
Tax Changes	—	—	—	(0.11)
Restructuring Costs and Other	(0.01)	*	*	*

Adjusted	$0.01	$0.02	$0.03	$0.03

Corporate Interest and Other
Reported	$(0.07)	$(0.08)	$(0.22)	$(0.24)
Tax Changes	—	—	—	(0.01)

Adjusted	$(0.07)	$(0.08)	$(0.22)	$(0.25)

Discontinued Operations
Reported	$( *)	$( *)	$0.03	$0.01
Discontinued Operations Income	*	*	(0.03)	(0.01)

Adjusted	$—	$—	$—	$—

Totals
Reported	$0.55	$0.53	$1.17	$1.43
Discontinued Operations Income	*	*	(0.03)	(0.01)
Electric Decoupling Court Order	—	—	0.14	—
Downsizing Program	*	—	0.03	—
Tax Changes	—	—	—	(0.12)
Restructuring Costs and Other	(0.01)	*	*	*

Adjusted	$0.54	$0.53	$1.31	$1.30

Average Common Shares Outstanding-Diluted (in millions)	269.0	263.9	268.1	262.3

*	Less than $0.01 per share.

2012 A-2

CMS Energy

Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities

(unaudited)

(mils)

	2011	2012	2013	2014	2015	2016	2017
Consumers Operating Income + Depreciation & Amortization	$1,527	$1,655	$1,729	$1,839	$1,951	$2,007	$2,100
Enterprises Project Cash Flows	24	15	25	33	38	44	56

Gross Operating Cash Flow	$1,551	$1,670	$1,754	$1,872	$1,989	$2,051	$2,156
Other operating activities including taxes, interest payments and working capital	(382)	(409)	(404)	(422)	(439)	(801)	(806)

Net cash provided by operating activities	$1,169	$1,261	$1,350	$1,450	$1,550	$1,250	$1,350

OCF 2011-17